Exhibit 10.29

NOTICE OF CONVERSION The undersigned hereby elects to convert their May 3, 2018 Convertible Promissory Note entered into with Electromedical Technologies, Inc., a Delaware corporation (the "Issuer"), in the principal amount of $25 ,000 of principal plus accrued interest of $2,947.75 totaling $27,947.75 into 39,363 shares of the Issuer's restricted Common Stock at the rate of$0. 71 per share according to the terms of the Note. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. BEN HOWDEN Date: October 24, 2019 CAROL HOWDEN Date: October 24, 2019 AGREED TO BY: ELECTROMEDICAL TECHNOLOGIES, INC. By: Matthew Wolfson, CEO